BETTER 10K - OTHER LIABILITIES - Schedule of Other Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Dec. 31, 2021	Jan. 01, 2021	Dec. 31, 2020
Other Liabilities Disclosure [Abstract]
Deferred Revenue				$ 30,205			$ 50,010
Loan repurchase reserve		$ 21,753	$ 21,832	26,745	$ 22,999	$ 21,070	17,540		$ 7,438
Other Liabilities				2,982			8,608
Total other liabilities	$ 40,278			$ 59,933			$ 76,158	$ 44,690	$ 47,588